                                                                    Exhibit 99.1
                                                                    ------------

                             LETTER OF TRANSMITTAL

                           With Respect to Tender of
         Any and All Outstanding 7 1/8% Series A Senior Notes due 2011
                                In Exchange For
                     7 1/8% Series B Senior Notes due 2011
                                      of
                                Pure Resources

                Pursuant to the prospectus dated ________, 2001

--------------------------------------------------------------------------------

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     The exchange agent is:

                           FIRST UNION NATIONAL BANK

  By Registered Mail or                                                     By Overnight Courier or
  Hand Delivery:                              By Facsimile:                 Certified Mail:
  First Union National Bank                  (704) 590-7628                 First Union National Bank
  First Union Customer Information Center                                   First Union Customer Information Center
  Corporate Trust Operations - NC1153       Confirm by Telephone:           Corporate Trust Operations - NC1153
  1525 West W. T. Harris Blvd. - 3C3                                        1525 West W. T. Harris Blvd. - 3C3
  Charlotte, North Carolina  28262-1153      (704) 590-7413                 Charlotte, North Carolina  28262-1153
  Attention: Marsha Rice                                                    Attention: Marsha Rice

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus dated ____________, 2001, of Pure Resources, Inc., a Delaware corporation ("Pure" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7 1/8% Series B Senior Notes due 2011 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 7 1/8% Series A Senior Notes due 2011 (the "Old Notes"). Recipients of the prospectus should read the requirements described in the prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used by a holder of Old Notes:

     . if certificates representing tendered Old Notes are to be forwarded herewith, or

     . if a tender is made pursuant to the guaranteed delivery procedures in the section of the prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender through the Automated Tender Offer Program ("ATOP") for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the exchange agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

     .    complete the box entitled, "Description of Old Notes Tendered;"

     . if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

     . sign the Letter of Transmittal by completing the box entitled "Sign Here;" and

     .    complete the Substitute Form W-9.

     Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Date.

     Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in box below entitled "Description of Old Notes Tendered," and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on _________, 2001, unless extended by Pure.

     The undersigned hereby tenders for exchange the Old Notes described in the box entitled "Description of Old Notes Tendered" below pursuant to the terms and conditions described in the prospectus and this Letter of Transmittal.

=======================================================================================================================
                                                 DESCRIPTION OF OLD NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------
                (1)                            (2)                         (3)                       (4)
     Name(s) and Address(es) of                                      Aggregate Principal         Principal Amount
 Registered Holder(s)                                               Amount Represented by      Tendered for Exchange
     (Please Fill In, If Blank)         Certificate Number(s)          Certificate(s)                 (A)(B)
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Total Principal
Amount Tendered
-----------------------------------------------------------------------------------------------------------------------
(A)       Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal
          Amount Represented by Certificate(s)." See Instruction 5.
(B)       The minimum permitted tender is $1,000 in principal amount of Old
          Notes. All other tenders must be integral multiples of $1,000.
=======================================================================================================================


--------------------------------------------------------------------------------
[_]       CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

          Name(s) of Registered Holder(s)_______________________________________

          Window Ticket Number (if any)_________________________________________

          Date of Execution of Notice of Guaranteed Delivery____________________

          Name of Institution that guaranteed delivery__________________________

--------------------------------------------------------------------------------

     Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

     . contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf;

     . obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"); or

     . effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

See the section entitled "The Exchange Offer Procedures for Tendering" in the prospectus.

                      SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Pure for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to Pure all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of Pure) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

     . deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to Pure;

     .    present and deliver such Old Notes for transfer on the books of Pure;
          and

     . receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Pure will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Pure to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by Pure and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Pure of its obligations under the Registration Rights Agreement.

     By tendering, each holder of Old Notes represents that the Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not participating in, and does not intend to participate in, a distribution of the Exchange Notes. Any holder of Old Notes who is an affiliate of the Company or who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its series of interpretive "no-action" letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer holding Old Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the exchange of Old Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

     The Exchange Offer is subject to certain conditions, each of which may be waived or modified by Pure, in whole or in part, at any time and from time to time, as described in the prospectus under the caption "The Exchange Offer Conditions." The undersigned recognizes that as a result of such conditions Pure may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Old Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under "Description of Old Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that Pure does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Notes from the name of the holder thereof if Pure does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if (i) Exchange Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue to:

Name:_________________________________________________________________________
                                (Please Print)
Address:______________________________________________________________________
 _____________________________________________________________________________
                              (Include Zip Code)
______________________________________________________________________________
              (Taxpayer Identification or Social Security Number)

  Credit Old Notes not exchanged and delivered by book-entry transfer to the
                         DTC account set forth below:

______________________________________________________________________________
                               (Account Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the Exchange Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:_________________________________________________________________________
                                (Please Print)
Address:______________________________________________________________________
 _____________________________________________________________________________
                              (Include Zip Code)
______________________________________________________________________________
              (Taxpayer Identification or Social Security Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

________________________________________________________________________________
________________________________________________________________________________
                    Signature(s) of holder(s) of Old Notes
Dated:__________________________________________________________________________
     (Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)___________________________________________________________
Name(s)_________________________________________________________________________
                            (Please type or Print)
Address_________________________________________________________________________
                              (Include Zip Code)
Area Code and Telephone Number__________________________________________________
Tax Identification or Social Security No._______________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                   (If required -- see Instructions 1 and 6)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                            (Please Type or Print)
Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
________________________________________________________________________________
                                              (Include Zip Code)
Area Code and Telephone Number:_________________________________________________

Dated:__________________________________________________________________________
--------------------------------------------------------------------------------


IMPORTANT:  COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF
            TRANSMITTAL

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

     . by the registered holder(s) of Old Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     .    to the account of a firm that is an Eligible Institution.

     In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not the registered holder(s) and who seek to tender Old Notes for exchange should:

     . contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner's behalf;

     . obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

     . effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

     2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

     The method of delivery of this Letter of Transmittal, Old Notes and all other required documents to the exchange agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the exchange agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the exchange agent, not to Pure.

     A holder who desires to tender Old Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and:

     . certificates representing such Old Notes are not lost but are not immediately available;

     . time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the exchange agent prior to the Expiration Date; or

     . the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."

Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an Eligible Institution (defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, i.e., the Securities Transfer Agent's Medallion Program, the Stock Exchange's Medallion Program and the New York Stock Exchange's Medallion Signature Program);

     (b) prior to the Expiration Date, the exchange agent must have received from such Eligible Institution, at one of the addresses of the exchange agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by Pure setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

     (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agent's account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Old Notes Tendered" above is adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the exchange agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

     . specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor");

     . identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

     . include a statement that such holder is withdrawing his election to have such Old Notes exchanged;

     . be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender;

     . specify the name in which any such Old Notes are to be registered, if different from that of the Depositor; and

     . if applicable because the Old Notes have been tendered under the book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the person having tendered the Old Notes to be withdrawn.

     The exchange agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by Pure and such determination will be final and binding on all parties.

     Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus at any time prior to the Expiration Date.

     5. Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

     6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Pure of its authority so to act must be submitted, unless waived by Pure.

     If this Letter of Transmittal is signed by the holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, Pure will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

     9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by Pure, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Pure reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in Pure's opinion, be unlawful. Pure also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. Pure's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as Pure determines, unless waived by Pure. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by Pure or cured. Neither Pure, the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

     10. Waiver of Conditions. To the extent permitted by applicable law, Pure reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer--Conditions" in the prospectus, and accept for exchange any Old Notes tendered.

     11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Old Notes whose tendered Old Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the exchange agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30.5% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

     .    the Payee is exempt from backup withholding;

     . the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

     . the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note:
Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN or W-8ECI signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer

Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

     IMPORTANT- This Letter of Transmittal, together with certificates for tendered Old Notes and all other required documents, with any required signature guarantees and all other required documents must be received by the exchange agent prior to the Expiration Date.

--------------------------------------------------------------------------------------------------------------------------------
                                            PAYOR'S NAME: FIRST UNION NATIONAL BANK
--------------------------------------------------------------------------------------------------------------------------------
                               PART 1 - PLEASE PROVIDE YOUR TIN ON THE                     TIN: ________________________________
                               LINE AT RIGHT AND CERTIFY BY SIGNING AND                    (Social Security Number or
                               DATING BELOW                                                Employer Identification Number)
                               -------------------------------------------------------------------------------------------------

                               PART 2--TIN Applied For [_]
                               --------------------------------------------------------------------------------------------------
SUBSTITUTE                                         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                       (1)  the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).


Department Of The              (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I
Treasury Internal                   have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup
Revenue Service                     withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

Payor's Request For             (3)  any other information provided on this form is true and correct.
Taxpayer Identification
Number ("TIN") and              Signature  ___________________________________________________________    Date _______________, 2001
Certification
------------------------------------------------------------------------------------------------------------------------------------

You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30.5% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature ________________________________________       Date ____________, 2001

--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.